As Filed with the Securities and Exchange Commission on December 10, 2003

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 4, 2003

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(704) 386-5000
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

             On December 4, 2003, the Registrant completed a £500,000,000 Euronote offering of 5.50% Senior Notes, due 2019 (the "Notes"). The Notes were sold only in Europe and Asia to non-United States investors. The Notes mature in 16 years and have a coupon interest rate of 5.50%. The press release announcing the completion of this offering is attached as Exhibit 99.1 to this Current Report on Form 8-K.

            On December 5, 2003, the Registrant completed a A$375,000,000 Euronote offering of A$275,000,000 6.50% Senior Notes, due 2008 and A$100,000,000 Floating Rate Senior Notes, due 2008 (collectively, the Australian Notes)". The Australian Notes were sold only in Australia, Europe and Asia to non-United States investors. The Australian Notes mature in five years. The press release announcing the completion of this offering is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

          The following exhibits are filed herewith:

EXHIBIT NO.               DESCRIPTION OF EXHIBIT

      99.1               Press Release dated December 4, 2003 with respect to the completion of the Registrant's offering of £500,000,000 5.50% Senior Notes, due 2019.

      99.2               Press Release dated December 5, 2003 with respect to the completion of the Registrant's offering of A$275,000,000 6.50% Senior Notes, due 2008 and A$100,000,000 Floating
                            Rate Senior Notes, due 2008.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                            BANK OF AMERICA CORPORATION

                                                                            By: /S/ TERESA M. BRENNER
                                                                                        TERESA M. BRENNER
                                                                                        Assistant General Counsel

Dated: December 10, 2003